PIMCO Preferred and Capital Securities Fund

SUMMARY PROSPECTUS

July 30, 2018

Share Class:	Inst	I-2	I-3	A
Ticker:	PFINX	PFPNX	PFNNX	PFANX

Before you invest, you may want to review the Fund's prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@dstsystems.com. The Fund's prospectus and Statement of Additional Information, both dated July 30, 2018, as supplemented, along with the financial statements included in the Fund's most recent annual report to shareholders dated March 31, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 51 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A
Management Fees	0.79%	0.89%	0.99%	0.89%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%
Other Expenses	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.87%	0.97%	1.07%	1.22%
Fee Waiver and/or Expense Reimbursement(1)(2)	(0.07%)	(0.07%)	(0.12%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	0.90%	0.95%	1.15%

1 Pacific Investment Management Company LLC ("PIMCO") has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

2 PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$82	$271	$475	$1,066
I-2	$92	$302	$529	$1,183
I-3	$97	$328	$578	$1,295
Class A	$488	$741	$1,014	$1,791

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$488	$741	$1,014	$1,791

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 151% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. "Capital Securities" include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements. Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will invest under normal circumstances at least 25% of its net assets in preferred securities. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar

PIMCO FUNDS | SUMMARY PROSPECTUS

PIMCO Preferred and Capital Securities Fund

instruments issued by various U.S. and non-U.S. public- or private-sector entities. By concentrating its investments in preferred securities and Capital Securities, the Fund will be subject to Preferred Securities Risk and Capital Securities Risk. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index, as calculated by Pacific Investment Management Company LLC ("PIMCO"), which as of May 31, 2018 was 4.44 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund will seek to gain exposure to certain newly-issued Regulation S securities through investments in the PIMCO Capital Securities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in Regulation S securities.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest, without limitation, in high yield securities ("junk bonds") rated below investment grade by Moody's Investors Services, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or if, unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 20% of its total assets in common stock. The Fund may also invest in contingent convertible securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

New/Small Fund Risk: the risk that a new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Capital Securities Risk: the risk that the value of securities issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk: the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights

Concentration in Banking Industries Risk: the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries

Contingent Convertible Securities Risk: the risks of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund's investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

2	SUMMARY PROSPECTUS | PIMCO FUNDS

Summary Prospectus

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

Regulation S Securities Risk: the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have

July 30, 2018 | SUMMARY PROSPECTUS	3

PIMCO Preferred and Capital Securities Fund

been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. Because I-3 shares of the Fund had not commenced operations as of December 31, 2017, no performance for I-3 shares is provided. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index. The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody's, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a Rule 144A filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The ICE BofAML Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody's, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Lipper Flexible Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that emphasizes income generation by investing at least 85% of their assets in debt issues and preferred and convertible securities. Common stocks and warrants cannot exceed 15%.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2018 is -1.64%. For the periods shown in the bar chart, the highest quarterly return was 5.52% in the Q3 2016, and the lowest quarterly return was -2.32% in the Q1 2016.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (04/13/2015)
Institutional Class Return Before Taxes	13.27%	7.95%
Institutional Class Return After Taxes on Distributions(1)	10.31%	5.68%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	7.90%	5.22%
I-2 Return Before Taxes	13.19%	7.87%
Class A Return Before Taxes	8.68%	6.09%
70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index (reflects no deductions for fees, expenses or taxes)	12.09%	6.89%
Lipper Flexible Income Funds Average (reflects no deductions for taxes)	8.79%	4.83	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Philippe Bodereau and Yuri Garbuzov. Mr. Bodereau is a Managing Director of PIMCO. Mr. Garbuzov is an Executive Vice President of PIMCO. Messrs. Bodereau and Garbuzov have jointly and primarily managed the Fund since its inception in April 2015.

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, I-2 and I-3

The minimum initial investment for Institutional Class, I-2 and I-3 shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, I-2 and I-3 shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

4	SUMMARY PROSPECTUS | PIMCO FUNDS

Summary Prospectus

■

Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A

The minimum initial investment for Class A shares of the Fund is $1,000. The minimum subsequent investment for Class A shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

July 30, 2018 | SUMMARY PROSPECTUS	5

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